UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27200 West Agoura Road,

Calabasas, California 91301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

KYTHERA Biopharmaceuticals, Inc. (the “Company”) has determined that restatements are required to previously reported basic and diluted net income (loss) per share (“net income (loss) per share”) amounts for the years ended December 31, 2010, 2011 and 2012 as well as the quarterly periods within the years ended December 31, 2011 and 2012.

The corrections have no impact on the Company’s net income (loss) reported in the statements of operations and comprehensive loss, balance sheets, or the statements of cash flows or stockholders’ equity (deficit) for any of the above mentioned periods.

Although the net income (loss) was correct as reported for each period, net income (loss) per share was incorrectly computed.  Net income (loss) per share is computed by dividing net income (loss) for the period by the basic and diluted weighted average number of shares outstanding (“weighted average shares”) during that period.  In the periods discussed above, preferred shares were incorrectly included in the weighted average shares prior to the initial public offering in October 2012.

More specifically, preferred shares issued prior to the Company’s initial public offering were inappropriately included in weighted average shares from their date of issuance, rather than from the date of conversion to common shares as a result of the Company’s initial public offering. Common shares resulting from the conversion of the preferred shares should have only been included in the weighted average shares for net income (loss) per share reported subsequent to the actual conversion of preferred shares as a result of the closing of the Company’s initial public offering.

Preferred shares were appropriately included on an as converted basis in the computation of net income (loss) per share for pro-forma purposes in the Company’s registration statement on Form S-1 for its initial public offering.

The net income (loss) per share amounts previously presented for the quarters ended March 31, 2013 and June 30, 2013, and for the year-to-date ended June 30, 2013 are correct as presented and are not being restated.

The Audit Committee of the Company’s Board of Directors concluded on September 23, 2013, after discussion with the Company’s management and its independent registered public accounting firm, Ernst & Young LLP, that the financial statements and related auditor’s report included in the following filings should no longer be relied upon as a result of errors related to:

(a)   the net income (loss) per share, weighted average shares and related disclosures as reported in the quarterly and year to date periods ending March 31, 2012 and June 30, 2012 included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 (the “Q1 2013 Form 10-Q” and the “Q2 2013 Form 10-Q”);

(b)   the net income (loss) per share, weighted average shares and related disclosures as reported in the unaudited Selected Quarterly Financial Data for the quarterly periods included in the Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”);

(c)   the net income (loss) per share, weighted average shares and related disclosures as reported in the 2010, 2011 and 2012 financial statements included in the 2012 Form 10-K; and

(d)   the net income (loss) per share, weighted average shares and related disclosures as reported in the 2008, 2009, 2010, 2011 and 2012 selected financial data included in the 2012 Form 10-K.

The Audit Committee has determined that these errors were not the result of any intentional misconduct by any Company personnel. As a result of the restatement, management is assessing the Company’s internal control over financial reporting and its disclosure controls and procedures.  Management will not reach a final conclusion on the Company’s internal control over financial reporting and disclosure controls and procedures until completion of the restatement process. The Company intends to file amendments to each of its 2012 Form 10-K, Q1 2013 Form 10-Q and Q2 2013 Form 10-Q as soon as reasonably practicable.

The impact of the correction of the errors on the net income (loss) per share amounts is as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2012
Net loss per share, basic and diluted—originally reported	$(2.75)	$(1.70)	$(1.57)	$(1.00)	$(2.62)
Difference in net loss per share, basic and diluted	(11.87)	(9.15)	(10.07)	(6.98)	(4.85)
Net loss per share, basic and diluted—restated	$(14.62)	$(10.85)	$(11.64)	$(7.98)	$(7.47)

Weighted average shares, basic and diluted—originally reported (1)	7,168,000	8,681,000	10,193,000	11,139,000	14,058,000
Weighted average shares, basic and diluted—restated (1)	1,350,000	1,360,000	1,377,000	1,398,000	4,924,000

	Three Months Ended March 31, 2012	Three Months Ended June 30, 2012	Three Months Ended September 30, 2012	Three Months Ended December 31, 2012
Net (loss) income per share, basic and diluted—originally reported	$(0.53)	$0.35	$(1.26)	$(1.04)
Difference in net (loss) income per share, basic	(4.38)	2.82	(10.15)	(0.14)
Net (loss) income per share, basic—restated	$(4.91)	$3.17	$(11.41)	$(1.18)
Net (loss) income per share, diluted—restated	$(4.91)	$0.32	$(11.41)	$(1.18)

Weighted average shares, basic and diluted—originally reported (1)	12,934,000	12,955,000	12,981,000	17,330,000
Weighted average shares, basic—restated (1)	1,401,000	1,422,000	1,436,000	15,322,000
Weighted average shares, diluted—restated (1)	1,401,000	14,009,000	1,436,000	15,322,000

Six Months Ended June 30, 2012
Net loss per share, basic and diluted—originally reported	$(0.18)
Difference in net loss per share, basic and diluted	(1.50)
Net loss per share, basic and diluted—restated	$(1.68)

Weighted average shares, basic and diluted—originally reported	12,945,000
Weighted average shares, basic and diluted—restated	1,412,000

	Three Months Ended March 31, 2011	Three Months Ended June 30, 2011	Three Months Ended September 30, 2011	Three Months Ended December 31, 2011
Net loss per share, basic and diluted—originally reported	$(0.17)	$(0.15)	$(0.21)	$(0.44)
Difference in net loss per share, basic and diluted	(1.05)	(0.92)	(1.45)	(3.58)
Net loss per share, basic and diluted—restated	$(1.22)	$(1.07)	$(1.66)	$(4.02)

Weighted average shares, basic and diluted—originally reported (1)	10,243,000	10,240,000	11,147,000	12,932,000
Weighted average shares, basic and diluted—restated (1)	1,401,000	1,399,000	1,399,000	1,399,000

(1)   For the years ended December 31, 2008 and 2009, the quarters ended September 30, 2012 and December 31, 2012 and all quarters in 2011, weighted average shares were not required to be reported, however were used to calculate basic and diluted net loss per share for those periods and is included herein to provide additional clarification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 25, 2013	KYTHERA Biopharmaceuticals, Inc.

By:
/s/ Keith R. Leonard, Jr.
Keith R. Leonard, Jr.

President and Chief Executive Officer